UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: January 30, 2015

LIBERTY SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150028	32-0196442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 Bay Street, Suite 2330 Brookfield Place, P.O. Box 848 Toronto, Ontario, Canada, M5J 2T3
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 888-749-4916

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Reverse Stock Split

On December 5, 2014, at the annual and special meeting of shareholders of Liberty Silver Corp. (the “Company”), the shareholders approved a reverse stock split of the outstanding shares of the Company’s common stock (“Common Stock”), at a ratio of one (1) new post-consolidation common share for every 15 pre-consolidated common shares (the “Reverse Stock Split”).  The Company has filed the appropriate documents with FINRA (the Financial Industry Regulatory Authority) to effect the Reverse Stock Split.  FINRA has declared the effective date to be January 30, 2015 (“Effective Date”).

The 185,309,574 common shares of the Company’s outstanding Common Stock have been reduced to 12,354,010.  After the Reverse Stock Split, the Company’s authorized Common Stock of 300,000,000 shares will remain unchanged.  Immediately after the Reverse Stock Split, each shareholder’s percentage ownership interest in the Company and proportional voting power remain virtually unchanged except for minor changes and adjustments that result from rounding up fractional shares into whole shares.  The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.  All convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be appropriately adjusted by dividing the number of shares of Common Stock into which the convertible securities are exercisable or convertible by 15 and multiplying the exercise or conversion price thereof by 15, as a result of the Reverse Stock Split.

On the Effective Date, the total number of shares of the Company’s Common Stock held by each shareholder was converted automatically into the number of whole shares of Common Stock equal to the number of issued and outstanding shares of Common Stock held by such shareholder immediately prior to the Reverse Stock Split, divided by 15.  No fractional shares will be issued.  Any fractions of a share will be rounded up to the next whole common share.

Shareholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect to the reverse Stock Split will automatically be reflected in their brokerage accounts.  Shareholders holding paper certificates should send the certificates to the Company’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the terms of the Reverse Stock Split to each requesting shareholder.  In connection with the Reverse Stock Split, a new CUSIP number of 53121P206 has been obtained to replace the old CUSIP number of 53121P107 to distinguish between the pre- and post-consolidated shares.  The Company’s name will remain unchanged.

Pacific Stock Transfer Company

4045 S. Spencer Street, Suite 403

Las Vegas, NV 89119

Tel: (702) 361-3033

Fax: (702) 433-1979

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY SILVER CORP.

By:  /s/ Manish Z. Kshatriya

 President and Chief Executive Officer

Date: February 3, 2015